                       POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby

constitutes and appoints Susan E. Allen, signing singly, the undersigned's true and lawful attorney-in-fact to:

(1)  Execute for and on behalf of the undersigned, in the

undersigned's capacity as an officer of UIL Holdings Corporation the "Company"), Forms 3, 4, and 5 (or any successor forms) in accordance with Section 16(a) of the Securities Exchange Act of

1934 and the rules thereunder;

(2)  Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 or 5 (or any successor forms) and timely file such form with the United States Securities and

Exchange Commission and any stock exchange or similar authority;

and

(3) Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-

fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the

documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such

attorney-in-fact may approve in such attorney-in-fact's

discretion.

The undersigned hereby grants to such attorney-in-fact full

power and authority to do and perform any and every act and

thing whatsoever requisite, necessary or proper to be done in the exercise of any rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or

revocation, hereby ratifying and confirming all that such

attorney-in-fact, or such attorney-in-fact's substitute or

substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein

granted. The undersigned acknowledges that the foregoing

attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming,

any of the undersigned's responsibilities to comply with Section

16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 (or any successor forms) with respect to the undersigned's holdings of and transactions in securities issued by the

Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of

Attorney to be executed as of this 24th day of November, 2010.

                                  /s/Diane Pivirotto

                             -----------------------------

                                      (signature)